UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23700

Barings Private Equity Opportunities

and Commitments Fund

(Exact name of registrant as specified in charter)

300 South Tryon Street, Suite 2500, Charlotte, NC 28202

(Address of principal executive offices)

Ashlee Steinnerd

Chief Legal Officer

Barings Private Equity Opportunities
and Commitments Fund

300 South Tryon Street, Suite 2500

Charlotte, NC 28202

(Name and address of agent for service)

Copies to:

Brian D. McCabe
Ropes & Gray LLP
Prudential Tower,
800 Boylston Street,
Boston, MA 02199-3600

Registrant’s telephone number, including area code: (704) 805-7200

Date of fiscal year end: March 31, 2024

Date of reporting period: September 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

Semi-annual Report (unaudited)

Barings Private Equity Opportunities and Commitments Fund

For the six months ended September 30, 2023

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for Barings Private Equity Opportunities and Commitments Fund. Investors should consider the Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

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Barings Private Equity Opportunities and Commitments Fund – President’s Letter to Shareholders (Unaudited)

To Our Shareholders,

Mina Nazemi
President

September 30, 2023

I am pleased to present you with the Semi-Annual Report for the Barings Private Equity Opportunities and Commitments Fund (the “Fund”), as of September 30, 2023.

The Fund’s investment objective is to generate long-term capital appreciation. In pursuing its investment objective, the Fund intends to invest in a broad cross section of private equity assets in order to seek, over time: long-term capital appreciation; regular, current income through quarterly distributions; a diversified portfolio of private equity assets; and an investment alternative for investors seeking to allocate a portion of their long-term portfolios primarily to middle and lower middle market buyout and growth equity assets through a single investment.

From its inception on January 7, 2022 through September 30, 2023, the Fund’s shares returned 21.90%, outperforming the -10.20% return of the Russell 2000® Index* (the “benchmark”), which measures the performance of the small-cap segment of the U.S. equity universe. The benchmark is a subset of the Russell 3000® Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Fund’s investment mandate is to pursue, under normal market conditions, a private equity strategy of investing and/or making capital commitments of at least 80% of its net assets (plus any borrowing for investment purposes) in private equity investments, including investments in primary private equity funds (blind pool investment vehicles) and secondary vehicles (purchase of existing private equity fund assets) and co-investments (minority equity stakes in companies) directly or indirectly in private portfolio companies, in what we believe are attractive opportunities focused on small to medium-sized private companies in developed markets alongside high-quality private equity sponsors.

As of September 30, 2023, the Fund had committed $113.6 million across 22 investments alongside 19 different private equity sponsors.  The Fund’s investments include 10 co-investments, 9 secondaries, and 3 primary funds. Secondaries led by general partners have been a higher percentage of the Fund’s portfolio mix on a committed capital basis (47% of total committed capital), as more private equity sponsors have used the secondary market to retain control of seasoned “trophy” assets within their portfolios, offer existing investors liquidity, and raise additional capital for continued growth. The Fund has sought to benefit from this development by investing with strong sponsors in high-quality companies in which the sponsor has long-term familiarity. The Fund’s portfolio has a current weighting to lower- and middle-market companies (87% of total committed capital), North American geographic domiciles (89%), and (100%) buyout structures (control investments in established, cash flow-positive businesses where leverage may be used to support acquisition prices). The sector mix of the Fund’s portfolio is skewed towards investments in more resilient industries that we believe are expected to benefit from long-term secular growth trends, including information technology (38% of total committed capital), industrials (31%) and healthcare (16%).

While the value creation strategies for the majority of the investments in the Fund’s portfolio are still in their early to intermediate stages, the underlying revenue and earnings growth for this relatively recently constructed portfolio of assets has been robust due to the successful execution of organic / inorganic growth and operational improvement initiatives, resulting in strong performance for the Fund. Over the calendar year-to-date 2023 period beginning January 1, 2023 through September 30, 2023, the Fund’s shares returned 8.74%, outperforming the 2.54% return of the benchmark.

*	The Russell 2000 Index is an unmanaged group of common stocks, and therefore does not incur these expenses.

Barings Private Equity Opportunities and Commitments Fund – President’s Letter to Shareholders (Unaudited) (Continued)

Looking forward, amidst a challenging market environment characterized by inflationary and interest rate pressures as well as geopolitical uncertainty, we believe the Fund’s underlying assets are appropriately diversified across various industry sectors, capitalizations and geographies in a manner designed to mitigate volatility and risk, while the Fund remains, in our view, well positioned for continued growth, given its exposure to companies with (i) leading competitive positions in resilient, higher growth industries and end markets, (ii) high-margin, mission-critical products and services, and (iii) flexible capital structures with access to growth capital.

Over the remainder of the year, we believe the Fund has the potential for slow but steady continued net asset value growth across its portfolio. While private equity merger and acquisition activity has declined materially relative to the peak market levels seen in 2021, we believe the Fund’s portfolio has potential for more substantive liquidity events over the near to medium term horizon as exit market conditions improve and the identified value creation initiatives for these underlying assets reach their full lifecycle. We anticipate targeting investments in opportunities that we expect to be additive to the Fund’s current portfolio mix and long-term performance, using a list of well-defined criteria to prioritize allocations.

Sincerely,

Mina Nazemi
President
Barings Private Equity Opportunities and Commitments Fund

Barings Private Equity Opportunities and Commitments Fund – Portfolio Summary (Unaudited)

Barings Private Equity Opportunities and Commitments Fund Country Table (% of Net Assets) on 9/30/2023
United States	77.2%
United Kingdom	4.2%
Luxembourg	4.5%
Total Long-Term Investments	85.9%
Short-Term Investments and Other Assets and Liabilities	14.1%
Net Assets	100.0%

Barings Private Equity Opportunities and Commitments Fund Portfolio Characteristics (% of Net Assets) on 9/30/2023
Secondary Fund Investments	39.8%
Co-Investments	32.1%
Primary Fund Investments	14.0%
Total Long-Term Investments	85.9%
Short-Term Investments and Other Assets and Liabilities	14.1%
Net Assets	100.0%

Barings Private Equity Opportunities and Commitments Fund – Portfolio Summary (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION - CLASS 1

The graph above illustrates a representative class of the Fund’s historical performance since the Fund’s inception in comparison to its benchmark index. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	6 Months	Since Inception
Class 1	1/07/2022	0.99%	21.90%
Russell 2000 Index		1.74%	-10.20%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-704-805-7200.

Investors should note that the Fund is a professionally managed closed-end fund, while the Russell 2000 Index is unmanaged, does not incur fees, expenses, or taxes, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

Barings Private Equity Opportunities and Commitments Fund – Consolidated Portfolio of Investments (Unaudited)
September 30, 2023

Name	Initial Acquisition Date	Geographic Region	Unfunded Commitment	Cost	Fair Value
Primary Fund Investments — 14.0%
Bertram Growth Capital IV-A, LP (a) (b)	01/07/2022	North America	1,037,751	$3,995,781	$5,251,191
Gryphon Partners VI-A, LP (a) (b)	01/07/2022	North America	1,616,208	5,853,756	6,432,219
OceanSound Partners Fund, LP (a) (b)	01/07/2022	North America	1,010,816	6,470,433	8,990,538

Total				$16,319,970	$20,673,948

Secondary Fund Investments — 39.8%
AE Industrial Partners Extended Value Fund, LP (a) (b) (c)	01/07/2022	North America	123,102	$1,429,362	$1,872,769
BC Partners Galileo (1) LP (a) (b) (c) (d)	01/07/2022	Europe	—	4,849,099	6,216,048
FB HA Holdings LP (a) (b) (c) (e)	01/07/2022	North America	—	5,060,658	5,675,315
Icon Partners V, LP (a) (b) (c)	01/07/2022	North America	2,543,039	7,456,954	7,955,347
JFL-NG Continuation Fund, LP (a) (b) (c)	01/07/2022	North America	2,074,495	7,925,505	14,688,274
Montagu+ SCSp (a) (b) (c) (f)	01/07/2022	Europe	1,682,035	5,218,905	6,538,839
NSH Verisma Holdco, LP (a) (b) (c)	01/07/2022	North America	585,000	5,416,834	5,318,519
Stork SPV, LP (a) (b) (c)	01/07/2022	North America	1,026,543	3,431,853	4,505,546
TSCP CV I, LP (a) (b) (c)	01/07/2022	North America	598,509	4,421,066	5,805,802

Total				$45,210,236	$58,576,459

Co-Investments — 32.1%
BSP TS, Co-Invest I LLC (a) (b) (c)	01/07/2022	North America	—	$5,081,293	$4,998,092
EPP Holdings LLC (a) (b) (c) (e)	01/07/2022	North America	—	2,605,817	5,279,222
Gallant Screening Holdco, Inc. (a) (b) (c)	01/07/2022	North America	—	4,610,782	5,485,415
GoCanvas TopCo, LLC (a) (b) (c)	01/07/2022	North America	—	1,635,500	2,313,756
HH Dayco Parent LP (a) (b) (c)	09/20/2022	North America	—	5,006,861	5,000,001
North American Essential Services Aggregator LP (a) (b) (c)	01/07/2022	North America	1,050,000	4,219,307	6,136,687
Nefco Acquisitions, Inc. (a) (b) (c)	08/05/2022	North America	—	2,753,296	3,435,521
OceanSound Partners Co-Invest II, LP (a) (b) (c)	01/07/2022	North America	—	4,097,670	5,199,821
OEP VIII Project Laser Co. Investment Partners, LP (a) (b) (c)	03/17/2023	North America	—	2,543,705	2,500,304
TSS Co- Invest Holdings LP (a) (b)	09/09/2022	North America	—	5,002,797	6,870,901

Total				$37,557,028	$47,219,720

TOTAL LONG-TERM INVESTMENTS				$99,087,234	$126,470,127

The accompanying notes are an integral part of the consolidated financial statements.

Barings Private Equity Opportunities and Commitments Fund – Consolidated Portfolio of Investments (Unaudited)(Continued)

	Principal Amount	Cost	Value
SHORT-TERM INVESTMENTS — 14.0%

Commercial Paper — 14.0%
CRH America Finance, Inc.
5.821% 10/05/23 (g)	$2,500,000	$2,498,430	$2,497,738
Dentsply Sirona, Inc.
5.703% 10/19/23 (g)	2,000,000	1,994,400	1,993,530
Humana, Inc.
5.610% 10/11/23 (g)	2,000,000	1,996,933	1,996,249
L3harris Technologies, Inc.
5.863% 11/06/23 (g)	1,700,000	1,690,310	1,690,050
Ryder System, Inc.
5.653% 10/13/23	1,000,000	998,150	997,874
Spire, Inc.
5.580% 10/04/23 (g)	1,500,000	1,499,315	1,498,869
Suncor Energy, Inc.
5.812% 10/11/23 (g)	2,000,000	1,996,861	1,996,363
Tampa Electric Co.
5.705% 10/23/23 (g)	2,000,000	1,993,156	1,992,599
TELUS Corp.
5.822% 10/26/23 (g)	2,000,000	1,992,250	1,991,699
VW Credit, Inc.
5.692% 11/06/23 (g)	2,000,000	1,988,840	1,988,266
WPP CP LLC
5.702% 10/11/23 (g)	2,000,000	1,996,889	1,996,363

TOTAL SHORT-TERM INVESTMENTS		$20,645,534	$20,639,600

TOTAL INVESTMENTS — 99.9%		$119,732,768	$147,109,727

Other Assets/(Liabilities) — 0.1%			187,339

NET ASSETS — 100.0%			$147,297,066

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Fair value estimated by management using significant unobservable inputs.
(b)	Restricted security.
(c)	Non-income producing security.
(d)	Foreign security denominated in Eurodollars. Total commitment and remaining commitment are €4,200,000 and €0, respectively. Amounts converted to U.S. dollar.
(e)	Held in MassMutual Private Equity Funds Subsidiary LLC. (See Note 1 in the “Notes to Consolidated Portfolio of Investments” section for more information on this entity).
(f)	Foreign security denominated in Eurodollars. Total commitment and remaining commitment are €6,190,795 and €1,590,953, respectively. Amounts converted to U.S. dollar.
(g)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2023, the aggregate market value of these securities amounted to $19,641,726 or 13.33% of net assets.

The accompanying notes are an integral part of the consolidated financial statements.

Barings Private Equity Opportunities and Commitments Fund – Consolidated Financial Statements
Consolidated Statement of Assets and Liabilities September 30, 2023 (Unaudited)

Assets:
Investments, at fair value (a)	$126,470,127
Short-term investments, at fair value (b)	20,639,600
Total investments, at fair value	147,109,727
Cash	2,299,600
Total assets	149,409,327
Liabilities:
Payables for:
Administration fee	249,503
Investment advisory fees	465,265
Deferred tax expense	852,923
Accrued expense and other liabilities	544,570
Total liabilities	2,112,261
Net assets	$147,297,066
Net assets consist of:
Paid-in capital	$121,997,427
Accumulated earnings (loss)	25,299,639
Net assets	$147,297,066

(a)	Cost of investments:	$99,087,234
(b)	Cost of short-term investments:	$20,645,534

The accompanying notes are an integral part of the consolidated financial statements.

Barings Private Equity Opportunities and Commitments Fund – Consolidated Financial Statements (Continued)
Consolidated Statement of Assets and Liabilities September 30, 2023 (Unaudited)

Class 1 shares:
Net assets	$147,297,066
Shares outstanding (a)	12,080,592
Net asset value, and redemption price per share	$12.19

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the consolidated financial statements.

Barings Private Equity Opportunities and Commitments Fund – Consolidated Financial Statements (Continued)
Consolidated Statement of Operations For the Six Months Ended September 30, 2023 (Unaudited)

Investment income:
Dividends	$26,267
Interest	620,386
Total investment income	646,653
Expenses:
Investment advisory fees	920,447
Legal fees	317,371
Administration fees	100,003
Trustees’ fees	61,599
Audit and tax fees	59,751
CCO Expense	50,095
Transfer agent fees	42,501
Shareholder reporting fees	28,116
Custody fees	2,500
Net expenses:	1,582,383
Net investment income (loss)	(935,730)
Realized and unrealized gain (loss):
Net realized gain on:
Foreign currency transactions	281
Net realized gain	281
Net change in unrealized appreciation (depreciation) on:
Investment transactions	2,539,757
Deferred tax	(116,865)
Net change in unrealized appreciation (depreciation)	2,422,892
Net realized gain and change in unrealized appreciation (depreciation)	2,423,173
Net increase in net assets resulting from operations	$1,487,443

The accompanying notes are an integral part of the consolidated financial statements.

Barings Private Equity Opportunities and Commitments Fund – Consolidated Financial Statements (Continued)
Consolidated Statements of Changes in Net Assets

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(935,730)	$(2,146,438)
Net realized gain	281	233
Net change in unrealized appreciation (depreciation)	2,422,892	15,581,471
Net increase in net assets resulting from operations	1,487,443	13,435,266
Net fund share transactions:
Class 1	20,878,489	—
Increase in net assets from fund share transactions	20,878,489	—
Total increase in net assets	22,365,932	13,435,266
Net assets
Beginning of period	124,931,134	111,495,868
End of period	$147,297,066	$124,931,134

The accompanying notes are an integral part of the consolidated financial statements.

Barings Private Equity Opportunities and Commitments Fund – Consolidated Financial Statements (Continued)
Consolidated Statement of Cash Flows For the Six Months Ended September 30, 2023 (Unaudited)

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$1,487,443
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(3,493,775)
Net proceeds from investments	187,421
Net change in unrealized (appreciation) depreciation on investments	(2,539,757)
(Purchase) Sale of short-term investments, net	(14,110,848)
Accretion on short-term investments	(620,386)
Increase (Decrease) in payable for administration fees	99,503
Increase (Decrease) in payable for Investment advisory fees	82,462
Increase (Decrease) in payable for accrued expenses and other liabilities	19,902
Increase (Decrease) in payable for deferred tax expense	116,865
Net cash used in operating activities	(18,771,170)

Cash at beginning of period	21,070,770
Cash at end of period	$2,299,600

The accompanying notes are an integral part of the consolidated financial statements.

Barings Private Equity Opportunities and Commitments Fund – Consolidated Financial Statements (Continued)
Consolidated Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	Net asset value, end of the period	Total return	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers	Net investment income (loss) to average daily net assets
Class 1
9/30/23[r]	$12.07	$(0.08)	$0.20	$0.12	$12.19	0.99%[b]	$147,297	2.16%[a]	2.16%[a,l]	(1.28%)[a]
3/31/23	10.77	(0.21)	1.51	1.30	12.07	12.07%	124,931	2.32%	2.32%[l]	(1.87%)
3/31/22[i]	10.00	(0.05)	0.82	0.77	10.77	7.72%[b]	111,496	2.86%[a]	2.54%[a]	(2.02%)[a]

	Six Months ended September 30, 2023[b,r]	Year ended March 31, 2023	Period ended March 31, 2022[i]
Portfolio turnover rate	0%	0%	0%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
i	Fund commenced operations on January 7, 2022
l	Expenses incurred during the period fell under the expense cap.
r	Unaudited.

The accompanying notes are an integral part of the consolidated financial statements.

Notes to Consolidated Financial Statements (Unaudited)

1. Organization:

Barings Private Equity Opportunities and Commitments Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund is organized under the laws of the State of Delaware as a Delaware statutory trust pursuant to a Certificate of Trust dated May 24, 2021, as amended and restated December 16, 2022, as it may be further amended from time to time. The Fund intends to qualify as a regulated investment company (a “RIC”). The Fund commenced operations on January 7, 2022.

The Fund currently offers 4 classes of shares, Class 1 shares, Class 2 shares, Class 3 shares, and Class 4 shares, on a continuous basis at the net asset value (“NAV”) per share. The minimum initial investment in the Fund is $1,000,000 for Class 1 shares, $25,000 for Class 2 shares, $25,000 for Class 3 shares and $25,000 for Class 4 shares. Investors purchasing Class 2 shares, Class 3 shares and Class 4 shares may be charged a sales load of up to 1.50%, 3.50% or 5.50%, respectively, of the investment amount. Under a Distribution and Services Plan, the Fund may charge a distribution and service (12b-1) fee up to a rate of 0.75% of the NAV as of the end of each month of the Fund attributable to Class 3 shares and Class 4 shares, respectively. The Fund will also charge a shareholder servicing fee up to a rate of 0.25% on an annualized basis of the NAV as of the end of each month of the Fund attributable to Class 2 shares. Massachusetts Mutual Life Insurance Company (“MassMutual”) owns 100% of the outstanding Class 1 shares. There are currently no outstanding Class 2, Class 3 or Class 4 shares.

The Fund’s investment objective is to generate long-term capital appreciation. In pursuing its investment objective, the Fund intends to invest primarily and/or make capital commitments in private equity investments (“Private Equity Investments”), including primary and secondary private equity funds (“Portfolio Funds”) and co-investments, directly or indirectly in private portfolio companies (“Co-Investments”); investments intended to provide an investment return while offering better liquidity than Private Equity Investments; and cash, cash equivalents and other short-term investments. Capital not invested in private equity may be invested in short-term debt securities, public equities or money market funds pending investment pursuant to the Fund’s investment objective and strategies. In addition, subject to applicable law, the Fund may maintain a portion of its assets in cash or short-term debt securities or money market funds to meet operational and liquidity needs or for temporary defensive purposes.

Basis of Consolidation – On January 7, 2022, MassMutual performed an in-kind purchase transaction whereby it contributed the assets and liabilities of MassMutual Private Equity Funds LLC (“MMPEF”) and its subsidiary, MassMutual Private Equity Funds Subsidiary LLC (“MMPEF Subsidiary”) to the Fund in exchange for shares of the Fund. The consolidated financial statements of the Fund include MMPEF and MMPEF Subsidiary and the results of which are reported on a consolidated basis with the Fund. Both MMPEF and MMPEF Subsidiary are wholly owned subsidiaries of the Fund; therefore, all intercompany accounts and transactions have been eliminated. MMPEF and MMPEF Subsidiary will hold all of the Fund’s Portfolio Funds and Co-Investments, while short-term investments are held directly by the Fund. As of September 30, 2023, MMPEF and MMPEF Subsidiary hold investments in the amount of $115,515,590 and $10,954,537, respectively.

Fund Changes – Effective September 27, 2022, the investment adviser and administrator for the Fund changed from MML Investment Advisers, LLC (“MML Advisers”) to Barings, LLC (“Barings”). Barings International Investment Limited (“BIIL”), which previously served as investment sub-subadviser became the Fund’s investment subadviser, and MML Distributors LLC ceased to serve as the Fund’s principal underwriter. Also effective September 27, 2022, the Fund changed its name from “MassMutual AccessSM Pine Point Fund” to “Barings Access Pine Point Fund”. Effective December 16, 2022, the Fund further changed its name from “Barings Access Pine Point Fund” to “Barings Private Equity Opportunities and Commitments Fund”. Also effective December 16, 2022, the Fund registered Class 4 shares, a new class of shares of the Fund.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Notes to Consolidated Financial Statements (Unaudited) (Continued)

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC Topic 946”), and applying the specialized accounting and reporting guidance in ASC Topic 946.

Investment Valuation Policies:

Valuations are formally established on a monthly basis and typically reflect the most recent available quarterly valuation provided by the private equity sponsor, adjusted for capital flows and significant subsequent events, such as an announced sale; market dislocations, like a pandemic or military conflict.

The NAV of the Fund’s shares is determined as of the close of business on the last business day of each month, as of the date of any distribution, and at such other times as Barings, as the Fund’s valuation designee under Rule 2a-5 of the 1940 Act, shall determine the fair value of the Fund’s investments, subject to the general oversight of the Board. The determination of fair value by Barings is performed by an internal valuation committee that is separated from the investment process.

The fair value of Private Equity Investments held by the Fund is based on estimated valuations reported by general partners or managers of the Portfolio Funds, or sponsors of the Co-Investments, in which the Fund invests on a quarterly basis. In the case of new investments, transaction cost is typically regarded as the best estimate of fair value.

The NAV is calculated using the most recently available information for a Private Equity Investment. In instances where the most recently available information is as of a date that is earlier than the date the Fund is calculating its NAV, adjustments are made to consider capital flow activity and significant events in the intervening period. This may result in a difference between the reported fair value of the investment and the proceeds the Fund could receive upon the sale of the investment.

For investments in commercial paper, Barings will use an observable market price or accreted cost as the best estimate in determining fair value.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to classify assets based on the use of observable versus unobservable market data inputs of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in valuing the asset or liability. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs may include the adviser’s own assumptions in determining the fair value of investments. The three-tier hierarchy of inputs is summarized in the three broad levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Fund can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments)

The availability of observable inputs can vary by security and is affected by a variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between levels.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The following is the aggregate value by input level, as of September 30, 2023 for the Fund’s investments:

Investment Type	Level 1	Level 2	Level 3	Investments Valued at NAV	Total
Private Equity Investments
Primary Fund Investments	$—	$—	$—	$20,673,948	$20,673,948
Secondary Fund Investments	—	—	—	58,576,459	58,576,459
Co-Investments	—	—	24,665,491	22,554,229	47,219,720
Short-Term Investments
Commercial Paper	—	20,639,600	—	—	20,639,600
Total Investments	$—	$20,639,600	$24,665,491	$101,804,636	$147,109,727

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Secondary Fund Investments	Co-Investments	Total
Balance as of April 1, 2023	$5,346,000	$23,489,824	$28,835,824
Purchases	—	6,861	6,861
Sales	—	—	—
Realized Gain (Loss)	—	—	—
Change in Unrealized Appreciation/(Depreciation)	—	1,168,806	1,168,806
Transfer in	—	—	—
Transfer out	(5,346,000)	—	(5,346,000)
Balance as of September 30, 2023	$—	$24,665,491	$24,665,491
Net change in Unrealized Appreciation/(Depreciation) attributable to Level 3 Investments held at September 30, 2023	$—	$1,168,806	$1,168,806

The following table summarizes the quantitative inputs and assumptions used for items categorized in Level 3 of the fair value hierarchy as of September 30, 2023. The table below is not intended to be all inclusive, but rather provide information on the significant Level 3 inputs as they relate to the Fund’s fair value measurements:

Investment Type	Value at 9/30/2023	Valuation Technique	Unobservable Input(s)	Range	Weighted Average
Private Equity Investments
Co-Investments - Blended	$9,572,208	Transaction Comparables (33%)	Enterprise value to LTM EBITDA Multiple(a)	7.2x-34.2x	14.3x

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Investment Type	Value at 9/30/2023	Valuation Technique	Unobservable Input(s)	Range	Weighted Average
		Public Company Comparables (33%)	Enterprise value to LTM EBITDA Multiple(a)	6.4x-33.3x	15.7x
			Premium to Public Company Comparables(a)	15.0%	15.0%
			Enterprise value to Forward EBITDA Multiple(a)	7.3x-18.5x	15.1x
			Premium to Public Company Comparables(a)	13.2%	13.2%

		Discounted Cash Flows (34%)	Perpetual Growth Rate(a)	3.5%-3.8%	3.6%
			Discount Rate(b)	8.9%-14.0%	12.2%

Co-Investments - Acquisition Cost	$7,500,305	Recent Transaction	Acquisition Cost(a)	$2,500,304-$5,000,001	$4,166,701

Co-Investments - Market Multiples	5,279,222	Transaction Comparables	Enterprise value to EBITDA Multiple(a)	9.7x	9.7x
		Discount to Comps for Scale	Discount Rate(b)	35.0%	35.0%

Co-Investments - Revenue Multiples	2,313,756	Company Observed Multiples	Enterprise value to LTM Recurring Revenue Multiple(a)	6.0x	6.0x

Total:	$24,665,491

(a)	An increase of the input would indicate an increase in fair value.
(b)	An increase of the input would indicate a decrease in fair value.

The Fund does not have the right to redeem Private Equity Investments and therefore, they are considered illiquid.

Unfunded Commitments:

As of September 30, 2023, the Fund had total unfunded commitments of $13,347,499 which consist of $3,664,776 for primary private equity funds, $8,632,724 for secondary private equity funds and $1,050,000 for co-investments.

Accounting for Investment Transactions:

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments are computed by the specific identification cost method. Dividend income and realized capital gain distributions are recorded on the ex-dividend date. Non-cash dividends received in the form of stock are recorded as dividend income at market value. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain, respectively.

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Dividends and Distributions to Shareholders:

Dividends from net investment income and distributions of any net realized capital gains of the Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

Foreign Currency Translation:

The books and records of the Fund are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate on the date of the report. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Fund and the amount actually received.

Indemnifications:

Under the Fund’s organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Fund, and shareholders shall not be subject to any personal liability for obligations of the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

3. General Risks

General Risks. An investment in the Fund involves a considerable amount of risk. An investor may lose money. Before making an investment decision, a prospective shareholder should (i) consider the suitability of this investment with respect to the shareholder’s investment objectives and personal situation and (ii) consider factors such as the investor’s personal net worth, income, age, risk tolerance and liquidity needs. The Fund is an illiquid investment. Shareholders have no right to require the Fund to redeem their shares of the Fund.

Unlisted Closed-End Structure; Liquidity Limited to Repurchases of Shares. The Fund has been organized as a non-diversified, closed-end management investment company and designed primarily for long-term investors. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not intend to list the shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the shares. Although the Fund intends to offer a limited degree of liquidity by conducting quarterly repurchase offers, a shareholder may not be able to tender its shares in the Fund promptly after it has made a decision to do so. There is no assurance that you will be able to tender your shares when or in the amount that you desire or that the Fund will repurchase shares quarterly. In addition, with very limited exceptions, shares are not transferable, and liquidity will be provided only through quarterly repurchase offers made by the Fund. The Fund expects any quarterly repurchase offer to apply to no more than 5% of the net assets of the Fund. Shares are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end registered investment companies, and are therefore suitable only for investors who can bear the risks associated with the limited liquidity of shares, and should be viewed as a long-term investment.

Notes to Consolidated Financial Statements (Unaudited) (Continued)

There will be a substantial period of time between the date as of which shareholders must submit a request to have their shares repurchased and the date they can expect to receive payment for their shares from the Fund. The Fund currently intends, under normal market conditions, to provide payment with respect to 95% of the tender offer proceeds within 65 days of the expiration of the tender offer, and may hold back 5% of the tender offer proceeds until after the Fund’s year-end audit. Shareholders whose shares are accepted for repurchase bear the risk that the Fund’s NAV may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to request that the Fund repurchase their shares without the benefit of having current information regarding the value of shares on a date proximate to the date on which shares are valued by the Fund for purposes of effecting such repurchases.

Repurchases of shares, if any, may be suspended, postponed or terminated by the Board under certain circumstances. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of shares and the underlying investments of the Fund. Also, because shares are not listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its shareholders unless required under the provisions of the 1940 Act.

Liquidity and Valuation Risk. Liquidity risk is the risk that securities may be difficult or impossible to sell at the time the Fund would like or at the price it believes the security is currently worth. Liquidity risk may be increased for certain Fund investments, including those investments in funds with gating provisions or other limitations on investor withdrawals and restricted or illiquid securities. The Fund’s current Private Equity Investments do not have provisions which permit the Fund to redeem its investment. To the extent that the Fund seeks to reduce or sell out of its investment at a time or in an amount that is prohibited, the Fund may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that it may not have otherwise sold.

The Fund may also invest in securities that, at the time of investment, are illiquid, as determined by using the SEC’s standard applicable to registered investment companies (i.e., securities that cannot be disposed of by the Fund within seven calendar days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Investment of the Fund’s assets in illiquid and restricted securities may also restrict the Fund’s ability to take advantage of market opportunities.

Valuation risk is the risk that one or more of the securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult, in which case the Funds’ judgment may play a greater role in the valuation process.

Valuations of Private Equity Investments; Valuations Subject to Adjustment. A large percentage of the securities in which the Fund invests will not have a readily determinable market price and will be carried at an estimated fair value.

Barings has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. In its capacity as valuation designee, Barings, among other things, is responsible for establishing fair valuation methodologies and determining, in good faith, the fair value of all of the assets of the Fund for which there are no readily available market quotations in accordance with the Fund Valuation Procedures. The determination of fair value is performed by an internal valuation committee that is separated from the investment process.

The valuation methodology set forth in the Fund Valuation Procedures incorporates general private equity valuation principles. Based on the methodology, Barings may adjust a Portfolio Fund manager’s periodic valuation of a Portfolio Fund, or a Co-Investment’s valuation, as appropriate.

While the Fund’s Valuation Procedures are designed to estimate the fair market value of investments as of any measurement date, there is uncertainty in some of the inputs used. For example, valuations are based upon data reported by the Portfolio Funds and Co-investments which may be subject to subsequent revisions. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the NAV of the Fund, at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by investors who had their shares repurchased prior to such adjustments and received

Notes to Consolidated Financial Statements (Unaudited) (Continued)

their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by shareholders under certain circumstances. As a result, to the extent that such subsequently adjusted valuations from the Portfolio Funds, Co-Investments, direct private equity investments or the Fund adversely affect the Fund’s NAV, the outstanding shares may be adversely affected by prior repurchases to the benefit of shareholders who had their shares repurchased at a NAV higher than the adjusted amount. Conversely, any increases in the NAV resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding shares and to the detriment of shareholders who previously had their shares repurchased at a NAV lower than the adjusted amount. The same principles apply to the purchase of shares. New shareholders may be affected in a similar way.

4. Advisory Fee and Other Transactions:

Investment Adviser and Investment Subadviser:

Barings, an indirect wholly-owned subsidiary of MassMutual, serves as investment adviser to the Fund. Under an investment advisory agreement between Barings and the Fund, Barings is responsible for providing investment management services for the Fund. In return for these services, Barings receives an advisory fee at an annual rate of 1.25% of the net assets of the Fund as of the end of each quarter. Pursuant to the agreements, the Fund incurred $920,447 in investment advisory fees for the six months ended September 30, 2023, which is included in the Consolidated Statement of Operations. As of September 30, 2023 the payable due to Barings was $465,265.

Barings has entered into an investment subadvisory agreement with BIIL on behalf of the Fund. This agreement provides that BIIL help manage the investment and reinvestment of assets of the Fund. As compensation under the subadvisory agreement, Barings pays BIIL a quarterly Subadvisory Fee equal to 10% of the advisory fee received by Barings.

Barings has also entered into an administrative and shareholding services agreement to provide the Fund certain administration, accounting, and compliance services. The Fund does not incur charges associated with these services.

Expense Caps and Waivers:

Barings has agreed to cap the fees and expenses of the Fund (including organizational and offering expenses, but excluding extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as shareholder meeting expenses, as applicable) through January 7, 2025, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed the applicable class of shares of the Fund, as follows:

Class 1	Class 2	Class 3	Class 4
2.50%	2.75%	3.25%	3.25%

Barings is entitled to recoup in later periods expenses that Barings has paid or otherwise borne (whether through reduction of its advisory fee or otherwise) to the extent that the expenses for the Fund (including organizational and offering expenses, but excluding Excluded Expenses) after such recoupment do not exceed the lower of (i) the annual expense limitation rate in effect at the time of the actual waiver/ recoupment and (ii) the annual expense limitation rate in effect at the time of the recoupment; provided that Barings shall not be permitted to recoup any such fees or expenses beyond three years from the end of the month in which such fee was reduced or such expense was reimbursed.

Officers and Trustees:

Certain officers and/or trustees of the Fund are officers and/or trustees of Barings or its affiliates. The compensation of a trustee who is not an employee of Barings is borne by the Fund.

Notes to Consolidated Financial Statements (Unaudited) (Continued)

5. Federal Income Tax Information:

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to a RIC. Under such provisions, the Fund would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Fund has not made any provision for federal income tax other than a deferred tax related to MMPEF Subsidiary.

The Fund and its subsidiaries have adopted a tax year end of September 30. The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable.

The Fund is taxed as a RIC and is therefore limited as to the amount of non-qualified income that it may receive as a result of operating a trade or business, e.g. the Fund’s pro rata share of income allocable to the Fund by a partnership operating company. The Fund’s violation of this limitation could result in the loss of its status as a RIC, thereby subjecting all its net income and capital gains to corporate taxes prior to distribution to shareholders. The Fund, from time-to time, identifies investment opportunities that could cause such trade or business income to be allocated to the Fund. MMPEF Subsidiary was formed to hold all investments in such securities without adversely affecting the Fund’s status as a RIC.

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. Capital losses may be carried forward indefinitely, and retain the character of the original loss. At September 30, 2023, the Fund had no capital loss carryforwards.

At September 30, 2023, the Fund elected to defer to the fiscal year beginning October 1, 2023, late year ordinary losses in the amount of $1,799,518.

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2023, temporary book and tax accounting differences were primarily attributable to late year ordinary loss deferrals and and partnership activity.

The tax basis components of distributable earnings at September 30, 2023 were as follows:

Capital loss carryforward	:	$—
Other temporary differences	:	(1,799,518)
Unrealized appreciation	:	27,952,080
Deferred tax liability	:	(852,923)
Total	:	$25,299,639

During the year ended September 30, 2023, the following amounts were reclassified due to permanent differences between book and tax accounting:

Paid-in capital	Accumulated Earnings (Loss)
$(2,288,644)	$2,288,644

MMPEF Subsidiary is not taxed as a RIC. Accordingly, prior to the Fund receiving any distributions from MMPEF Subsidiary, all MMPEF Subsidiary’s taxable income and realized gains is subject to taxation at prevailing corporate tax rates. As of September 30, 2023, MMPEF Subsidiary has incurred income tax expense of $0.

Notes to Consolidated Financial Statements (Unaudited) (Continued)

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing MMPEF Subsidiary assets and liabilities and their respective tax basis. As of September 30, 2023, MMPEF Subsidiary had $852,923 of deferred tax liability.

At September 30, 2023, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund, as computed on a federal income tax basis, were as follows:

Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$119,157,647	$28,189,792	$(237,712)	$27,952,080

6. Capital Share Transactions:

The Fund will engage in a continuous offering of shares. Shareholders do not have the right to require the Fund to redeem their shares. To provide a limited degree of liquidity to shareholders, the Fund may, from time to time, offer to repurchase shares pursuant to written tenders by shareholders. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board of Trustees, in its sole discretion. With respect to any repurchase offer, shareholders tendering shares for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer. A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of shares. Such repurchase fee will be retained by the Fund and will benefit the Fund’s remaining shareholders.

During the reporting period, the Board authorized the Fund to offer to repurchase Class 1 shares from shareholders on two occasions, May 16, 2023 and August 16, 2023. On May 16, 2023, the Fund offered to repurchase up to 517,540 Class 1 shares (approximately 5% of outstanding Class 1 shares) from shareholders, with a June 30, 2023 valuation date. On August 16, 2023, the Fund offered to repurchase up to 604,030 Class 1 shares (approximately 5% of outstanding Class 1 shares) from shareholders, with a September 30, 2023 valuation date.

Changes in shares outstanding for the Fund were as follow:

	Six Months Ended September 30, 2023		Year Ended March 31, 2023
	Shares	Amount	Shares	Amount
Class 1
Sold	1,729,784	$20,878,489	—	$—
Issued as reinvestment of dividends	—	—	—	—
Redeemed	—	—	—	—
Net increase (decrease)	1,729,784	$20,878,489	—	$—

Notes to Consolidated Financial Statements (Unaudited) (Continued)

7. Purchase and Sales of Investments:

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the six months ended September 30, 2023, were as follows:

Purchases		Sales
Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
$—	$3,493,775	$—	$—

8. Subsequent Events

The Fund has evaluated the possibility of subsequent events after the balance sheet date of September 30, 2023, through the date that the financial statements are issued. The Fund has determined that there are no material events that would require recognition or disclosure in this report through this date.

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund’s investment adviser and subadviser uses to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-704-805-7200, and on the SEC’s EDGAR database on its website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, on the SEC’s EDGAR database on its website at http://www.sec.gov or by calling 1-704-805-7200.

Quarterly Reporting

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s EDGAR database on its website at http://www.sec.gov.

(b)	Not applicable to the Registrant.

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

(a)	The information required by this Item 6 is included as part of the semiannual report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable to this filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this Item 7 is only required in an annual report on this Form N-CSR.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	The information required by this Item 8(a) is only required in an annual report on this Form N-CSR.

(b)	There have been no changes in any of the Portfolio Managers identified in the Registrant’s previous annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Registrant did not engage in securities lending activities during the period reported on this Form N-CSR.

Item 13.	Exhibits.

(a)(1)	Code of Ethics is not applicable for semiannual reports.

(a)(2)	Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit EX-99.CERT.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit EX-99.906.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Barings Private Equity Opportunities and Commitments Fund

By:	/s/ Mina Pacheco Nazemi
Mina Pacheco Nazemi
President and Principal Executive Officer

Date:	December 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mina Pacheco Nazemi
Mina Pacheco Nazemi
President and Principal Executive Officer

Date:	December 7, 2023

By:	/s/ James Cochrane
James Cochrane
Chief Financial Officer and Principal Financial Officer

Date:	December 7, 2023